                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington D.C. 20549

                                    FORM 8-K

              CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
                       SECURITIES AND EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported) January 14, 2004

                             MDI TECHNOLOGIES, INC.
             (Exact Name of Registrant As Specified In Its Charter)


        Delaware                                           84-1165714
(State of Incorporation)                       (IRS Employer Identification No.)

                        940 West Port Plaza Dr. Suite 100
                               St. Louis, MO 63146
                    (Address of Principal Executive Offices)

                                 (314) 439-6400
              (Registrant's Telephone Number, Including Area Code)

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

         (C) Exhibits

         Exhibit No. 99.1    Press Release of MDI Technologies, Inc. (the
                             "Company"), dated January 14, 2004.


ITEM 9.  REGULATION FD DISCLOSURE (Information required by item 12 of Form
         8-K is being furnished Item 9 pursuant to SEC interim filing guidance dated March 27, 2003)

On January 14, 2004, the Company issued a press release (the "Press Release") reporting is financial results for the year ended December 31, 2003, a copy of which is attached hereto as Exhibit 99.1 and the contents of which are incorporated herein by reference. In accordance with General Instruction B.2, of Form 8-K, the information contained in the Press Release shall not be deemed "Filed" for purposes of Section 18 of the Securities Act of 1934, as amended, nor shall I be deemed incorporated by reference IN ANY FILING UNDER THE Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.


                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


January 14,2004



                                              MDI TECHNOLOGIES, INC.


                                              By: /s/ Todd A. Spence
                                                 -------------------------
                                                 Chief Executive Officer

                                  EXHIBIT INDEX

Exhibit Number 99.1   Press Release of MDI Technologies, Inc.  ( the "Company"),
                      dated January 14, 2004.